                                                                       10-K 2000
                                                                   Exhibit 24(d)

                                Power of Attorney

     Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 2000, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


     -------------------------------         --------------------------------
     Don E. Ackerman                         William T. McCormick, Jr.
     Director                                Director

     -------------------------------         --------------------------------
     D. Euan Baird                           Didier Primat
     Director                                Director
     Chairman, President
     and Chief Executive Officer

     -------------------------------         --------------------------------
     John Deutch                             Nicolas Seydoux
     Director                                Director

                 /s/
     -------------------------------         --------------------------------
     Victor E. Grijalva                      Linda G. Stuntz
     Director                                Director
     Vice Chairman

     -------------------------------         --------------------------------
     Denys Henderson                         Sven Ullring
     Director                                Director

     -------------------------------         --------------------------------
     Andre Levy-Lang                         Yoshihiko Wakumoto
     Director                                Director

Date:    January 12, 2001
     -----------------------

                                      69